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                        SANFORD C. BERNSTEIN FUND, INC.

     Supplement dated March 11, 1999 filed pursuant to Rule 497(e) of the Securities Exchange Act of 1933 to the Statement of Additional Information
dated February 1, 1999 pursuant to Post-Effective Amendment No. 19 (File Nos.
    33-21844; 811-5555), which was filed with the Securities and Exchange
                       Commission on January 22, 1999.


         The thirteenth paragraph under the heading "Taxes" in the Statement of Additional Information (page 186 of the Post-Effective Amendment filing referred to above) shall be amended to read as follows:

         Under Code Section 988, foreign currency gains or losses from forward contracts, futures contracts that are not "regulated futures contracts" ("Non-Regulated Futures Contracts"), and from unlisted options will generally be treated as ordinary income or ordinary loss; however, any Portfolio of the Fund may make an election pursuant to
         Section 988(a)(1)(B) to treat any foreign currency gain or loss from forward contracts, Non-Regulated Futures Contracts and unlisted options as a capital gain or loss. In general, in the event such election is made with respect to forward contracts, Non-Regulated Futures Contracts and unlisted options that are Section 1256 contracts, 60% of the gain or loss will be treated as long-term and 40% will be treated as short-term (as described above); in the event such election is made with respect to contracts or options that are not Section 1256 contracts, treatment of a gain or loss as long-term or short-term will depend upon the holding period thereof. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. The gains or losses described above that are treated as ordinary income or ordinary loss may increase or decrease the amount of the Portfolio's investment company taxable income to be distributed to its stockholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's capital gains or losses. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.